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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (date of earliest event reported): April 19, 2001
                                                          --------------
                               Dime Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  001-13094                    11-3197414
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


           589 Fifth Avenue, New York, New York           10017
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           (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code: (212) 326-6170
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last Report)


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Item 5.  Other Events.

                  On April 19, 2001, Dime Bancorp, Inc. (the "Registrant") issued a press release announcing its preliminary financial results for the first quarter of 2001. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.

                  On April 20, 2001, the Registrant issued a press release announcing a cash dividend to be paid to common stockholders on June 1, 2001. The press release has been filed as an exhibit to this Current Report and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  The following exhibits are attached to this Current Report.

                  99.1 - Press Release, dated April 19, 2001, issued by the Registrant.

                  99.2 - Press Release, dated April 20, 2001, issued by the Registrant.

Item 9.  Regulation FD Disclosure.

                  The Registrant has set the meeting date for its 2001 Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on Wednesday, June 13th at the New York Marriott Marquis. No stockholder proposals or nominations were submitted for action at the annual meeting within the time period required under the Registrant's by-laws.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       DIME BANCORP, INC.



                                       By:  /s/ James E. Kelly
                                            -----------------------------------
                                            James E. Kelly
                                            Executive Vice President and General
                                            Counsel



Date: April 20, 2001


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                                  EXHIBIT INDEX


Exhibit                             Item

99.1     Press Release, dated April 19, 2001 issued by Dime Bancorp, Inc.

99.2     Press Release, dated April 20, 2001 issued by Dime Bancorp, Inc.


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